Exhibit 6

                              SILGAN HOLDINGS INC.

                               PLACEMENT AGREEMENT

                                                         July 17, 1996

Morgan Stanley & Co.
Incorporated
1585 Broadway
New York, New York  10036-8293

Dear Sirs:

                  Silgan Holdings Inc., a Delaware corporation (the "Company"), proposes to issue and sell to you (the "Placement Agent") 50,000 shares of the Company's Exchangeable Preferred Stock, par value $.01 per share, which will be mandatorily redeemable on July 15, 2006 (the "Preferred Stock"), as set forth in the Certificate of Designation of the Company relating to the Preferred Stock (the "Certificate of Designation"), and will be exchangeable, at the option of the Company, in whole but not in part, into Subordinated Debentures due 2006 (the "Exchange Debentures" and, together with the Preferred Stock and the Additional Preferred Stock (as defined below), the "Securities") to be issued, if applicable, pursuant to an Indenture to be dated as of the date of such exchange (the "Exchange Indenture").

                  The Securities will be offered without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on exemptions therefrom.

                  The Placement Agent and its direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Date (as defined below) and to be substantially in the form attached hereto as Exhibit A.

                  In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum (the "Preliminary Memorandum") and will prepare a final offering memorandum (the "Final Memorandum" and, with the Preliminary Memorandum, each a "Memorandum") setting forth or including a description of the terms of the Securities, the terms of the offering and a description of the Company and its business. As used herein, the term "Memorandum" shall include in each case the documents incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Preliminary Memorandum or Final Memorandum that are filed subsequent to the date of such Memorandum with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").



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                  1.  Representations and Warranties. The Company represents and warrants to, and agrees with, you that as of the date hereof:

                  (a) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in either Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations thereunder and
         (ii) the Preliminary Memorandum does not contain and the Final Memorandum, in the form used by the Placement Agent to confirm sales and on the Closing Date (as defined below), will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(a) do not apply to statements or omissions in either Memorandum based upon information relating to the Placement Agent furnished to the Company in writing by the Placement Agent through you expressly for use therein.

                  (b) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (c) Each subsidiary of the Company set forth on Schedule I hereto has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (d) This Agreement has been duly authorized, executed and delivered by the Company.

                  (e) The Preferred Stock has been duly authorized by the Company and, when executed and delivered to and paid for

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         by the Placement  Agent in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar rights.

                  (f) The additional shares of Preferred Stock of the Company, $.01 par value per share (the "Additional Preferred Stock"), that may be issued in payment of dividends in respect of the Preferred Stock, have been duly authorized and reserved by the Company and, when executed and delivered in accordance with the terms of the Certificate of Designation, will be validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar rights.

                  (g) The Exchange Debentures, when issued, will have substantially the terms set forth in the Final Memorandum and will have been duly authorized by the Company and, when executed, authenticated and delivered upon exchange of all, but not less than all, of the then outstanding Preferred Stock in accordance with the terms of the Exchange Indenture and the Certificate of Designation, (x) will be valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (B) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and (y) will be entitled to the benefits of the Exchange Indenture.

                  (h) The Certificate of Designation creating the Preferred Stock and the Additional Preferred Stock, the proposed form of which has been furnished to you, will have been duly filed with the Secretary of State of the State of Delaware and with all other offices where such filing is required, on or before the Closing Date.

                  (i) The Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors, (y) remedies may be limited by general principles of equity, whether applied by a court of law or equity and (z) any right to indemnity and contribution may be limited by federal and state securities laws and public policy considerations.

                  (j) Upon the issuance of the Exchange Debentures, the Exchange Indenture will have substantially the terms set forth in the Final


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         Memorandum  and will  have  been  authorized  and,  when  executed  and delivered by the Company, will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and
         (y) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (k) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Certificate of Designation, the Exchange Indenture (upon execution and delivery thereof), the Registration Rights Agreement and the Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument (except that the Silgan Credit Agreement, the Discount Debentures Indenture and the 11 3/4% Notes Indenture (each as defined in the Final Memorandum) contain certain restrictions on the payment of dividends as disclosed in the Final Memorandum) binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Certificate of Designation, the Exchange Indenture (upon execution and delivery thereof), the Registration Rights Agreement or the Securities, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

                  (l) There has not occurred any material adverse change, or any development reasonably likely to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Preliminary Memorandum.

                  (m) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject, other than proceedings accurately described in all material respects in each Memorandum and proceedings that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement, the Certificate of Designation, the Exchange Indenture, the


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         Registration  Rights  Agreement or the  Securities or to consummate the transactions contemplated by the Final Memorandum.

                  (n) Each of the Company and its subsidiaries has all necessary consents, authorizations, approval, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in each Memorandum, except to the extent where the failure to obtain or make a filing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (o) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an "Affiliate") of the Company has, to the knowledge of the Company, directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities
         Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the
         Securities (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                  (p) The  Company is not an  "investment  company" or an entity
         "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), assuming Morgan Stanley Leveraged Equity Fund II, L.P. ("MSLEF") is not an "investment company" and is not "controlled" by an "investment company."

                  (q) It is not necessary in connection with the offer, sale and delivery of the Preferred Stock to the Placement Agent in the manner contemplated by this Agreement to register the Preferred Stock under the Securities Act or to qualify the Exchange Indenture under the Trust Indenture Act of 1939, as amended.

                  (r) Except as described in each Memorandum, the Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their


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         respective  businesses  and (iii) are in compliance  with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (s) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any material capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any material permit, license or approval, any related constraints on operating activities material to the Company and its subsidiaries, taken as a whole, and any potential material liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (t) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

                  (u) None of the Company, its Affiliates or any person acting on its or their behalf (other than (i) the Placement Agent, (ii) MSLEF, (iii) any entity which controls MSLEF, (iv) any entity under common control with any such entity and (v) any subsidiary of any such entity other than any subsidiary of MSLEF) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Securities Act ("Regulation S")) with respect to the Preferred Stock and the Company and its Affiliates and any person acting on its or their behalf (other than the Placement Agent, (ii) MSLEF, (iii) any entity which controls MSLEF, (iv) any entity under common control with any such entity and (v) any subsidiary of any such entity other than any subsidiary of MSLEF) has complied with the offering restrictions requirement of Regulation S. To the knowledge of the Company, none of
         (i) MSLEF, (ii) any entity which controls MSLEF, (iii) any entity under common control with any such entity and (iv) any subsidiary of any such entity other than any subsidiary of MSLEF (other than the Placement Agent) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Securities Act ("Regulation S")) with respect to the Preferred Stock and, to the knowledge of the Company,
         (i) MSLEF, (ii) any entity which controls MSLEF, (iii) any entity under


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         common control with any such entity and (iv) any subsidiary of any such entity other than any subsidiary of MSLEF (other than the Placement Agent) has complied with the offering restrictions requirement of Regulation S.

                  (v) As of  March  31,  1996 and on the  date  hereof,  each of
         827599 Ontario Inc., a Canadian corporation and an indirect wholly-owned subsidiary of the Company ("Ontario Inc."), and Express Plastics Containers Limited, a Canadian corporation and an indirect wholly-owned subsidiary of the Company ("Express Plastics"), did not own assets in an aggregate amount in excess of 1.5% of the consolidated assets of the Company and its subsidiaries and for the three months ended March 31, 1996, Ontario Inc. and Express Plastics did not have revenues in an aggregate amount in excess of 1.5% of the consolidated revenues of the Company and its subsidiaries for such period.

                  2. Offering. You have advised the Company that you will make an offering of the Preferred Stock purchased by you hereunder on the terms set forth in the Final Memorandum as soon as practicable after this Agreement is entered into as in your judgment is advisable.

                  3. Purchase and Delivery. Upon the basis of the representations, warranties and agreements herein contained, but subject to the conditions hereinafter stated, the Company hereby agrees to sell to you and you agree to purchase from the Company, the Preferred Stock at a purchase price of $965.00 per share.

                  Payment for the Preferred Stock shall be made against delivery of the Preferred Stock at a closing (the "Closing") to be held at the office of Shearman & Sterling, 599 Lexington Avenue, New York, New York, at 10:00 A.M., local time, on July 22, 1996, or at such other time on the same or such other date, not later than July 31, 1996, as shall be designated in writing by you (the "Closing Date"). The time and date of such payment are herein referred to as the Closing Date. Payment for the Preferred Stock shall be made by wire transfer to accounts specified by the Company in writing.

                  Certificates for the Preferred Stock shall be in definitive form and registered in such names and in such denominations as you shall request in writing not less than two full business days prior to the Closing Date. The certificates evidencing the Preferred Stock shall be delivered to you on the Closing Date, with any transfer taxes payable in connection with the transfer of the Preferred Stock to the Placement Agent duly paid, against payment of the purchase price therefor.

                  4. Conditions to Closing. The several obligations of the Placement Agent under this Agreement to purchase the Preferred Stock will be subject to the following conditions:


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                  (a)      Subsequent to the date of this Agreement and prior
         to the Closing Date,

                           (i) there shall not have  occurred  any  downgrading,
                  nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                           (ii) there shall not have occurred any change, or any
                  development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Preliminary Memorandum that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Final Memorandum.

                  (b) Concurrently with the Closing, (i) the Company shall give an irrevocable written notice to Mellon Bank, N.A., as trustee (the "Class B Holder") for First Plaza Group Trust in accordance with
         Section 6.2 of the Amended and Restated Organization Agreement, dated as of December 21, 1993, as amended (the "Organization Agreement") and
         (ii) the Company shall pay the Call Purchase Price (as defined in the Organization Agreement) in accordance with Section 6.3 thereof to the Class B Holder, whereupon all the shares of Class B Stock of the Company, $.01 par value per share, held of record and beneficially by the Class B Holder (the "Class B Stock") shall be purchased by the Company and the Class B Stock shall no longer be outstanding.

                  (c) You shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied pursuant to this Agreement on or before the Closing Date.

                  The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.


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                  (d) You shall have  received on the Closing Date an opinion of
         Winthrop, Stimson, Putnam & Roberts, independent counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit B.

                  (e) You shall have received on the Closing Date opinions of McKenna & Cuneo, independent counsel for the Company, dated the Closing Date, to the effect set forth in Exhibits C-1 and C-2.

                  (f) You shall have received on the Closing Date an opinion of Proskauer Rose Goetz & Mendelsohn LLP, independent counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit D.

                  (g) You shall have received on the Closing Date an opinion of Shearman & Sterling, counsel for the Placement Agent, dated the Closing Date, in form and substance satisfactory to you.

                  (h) You shall have received on each of the date hereof and the Closing Date (i) a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from Ernst & Young LLP, the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Final Memorandum and (ii) a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from Price Waterhouse L.L.P., American National Can Company's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Final Memorandum.

                  5. Covenants of the Company. In further consideration of the agreements of the Placement Agent contained in this Agreement, the Company covenants as follows:

                  (a) To furnish to you, without charge, during the period mentioned in paragraph (c) below, as many copies of the Final Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request and to use its best efforts to deliver such copies to you by 5 P.M. (New York time) on the business day next following the execution of this Agreement.

                  (b) Before amending or supplementing either Memorandum, to furnish to you a copy of each such proposed amendment or supplement and

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         not to use any such  proposed  amendment  or  supplement  to which  you reasonably object.

                  (c) If, during such period after the date hereof and prior to the date on which all of the Preferred Stock shall have been sold by the Placement Agent, any event shall occur or condition exist as a result of which it is necessary in your judgment to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when such Memorandum is delivered to a purchaser, not misleading, or if, with the opinion of counsel to the Placement Agent it is necessary to amend or supplement such Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Placement Agent, either amendments or supplements to such Memorandum so that the statements in such Memorandum as so amended or supplemented will not, in the light of the circumstances when such Memorandum is delivered to a purchaser, be misleading or so that such Memorandum, as so amended or supplemented, will comply with applicable law.

                  (d) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

                  (e) Whether or not any sale of the Preferred Stock is consummated, to pay all expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation of each Memorandum and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Securities, (iii) the fees and disbursements of the Company's counsel and accountants, the transfer agent for the Preferred Stock and the trustee under the Exchange Indenture, (iv) the qualification of such Securities under securities or Blue Sky laws in accordance with the provisions of
         Section 5(d), including filing fees and the fees and disbursements of counsel for the Placement Agent in connection therewith and in connection with the preparation of any Blue Sky or legal investment memoranda, (v) the printing and delivery to the Placement Agent in quantities as hereinabove stated of copies of each Memorandum and any amendments or supplements thereto, (vi) any fees charged by rating agencies for the rating of such Securities, (vii) all document production charges and expenses of counsel to the Placement Agent (but not including its fees for professional services) in connection with the preparation of this Agreement, (viii) the fees and expenses, if any, incurred in connection with the admission of such Securities for trading in PORTAL or any other appropriate market system, (ix) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the Preferred Stock, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expense of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

                  (f) Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Preferred Stock in a manner which would require the registration under the Securities Act of such Securities.

                  (g) Not to solicit any offer to buy or offer or sell the Preferred Stock by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                  (h) While any of the Securities remain outstanding, to make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

                  (i) None of the Company, its Affiliates or any person acting on its or their behalf (other than the Placement Agent) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Preferred Stock, and the Company and its Affiliates and each person acting on its or their behalf (other than the Placement Agent) will comply with the offering restrictions of Regulation S.

                  (j) To use its best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market; unless so requested by you, the Company will not take any action to permit the Securities to be designated PORTAL securities without your prior consent, which shall not be unreasonably withheld.

                  6.       Offering of Securities; Restrictions on Transfer.

                  (a) The Placement Agent represents and warrants that it is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB"). The Placement Agent agrees with the Company that (i) it will not solicit offers for, or offer or sell, such Preferred Stock by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Preferred Stock only from, and will offer such Preferred Stock only to, persons that it reasonably believes to be (A) in the case of offers inside the United States, (x) QIBs or (y) other institutional accredited investors (as defined in Rule 501(a) (1), (2), (3) or (7) under the Securities Act) ("institutional accredited investors") that, prior to their purchase of the Preferred Stock, deliver to the Placement Agent a letter containing the representations and agreements set forth in Appendix A to the Memorandum and (B) in the case of offers outside the United States in compliance with Regulation S under the Securities Act, to persons other than U.S. persons ("foreign purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) that, in each case, in purchasing such Preferred Stock are deemed to have represented and agreed as provided in the Final Memorandum under the caption "Transfer Restrictions."

                  (b) The Placement Agent represents, warrants, and agrees with respect to offers and sales outside the United States that:

                             (i) it understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Preferred Stock, or possession or distribution of either Memorandum or any other offering or publicity material relating to the Preferred Stock, in any country or jurisdiction where action for that purpose is required;

                            (ii) the Placement Agent will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Preferred Stock or has in its possession or distributes either Memorandum or any such other material, in all cases at its own expense;

                           (iii) the Preferred Stock have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act;

                            (iv) the Placement Agent has offered the Preferred Stock and will offer and sell the Preferred Stock (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Preferred Stock and the Closing Date, only in accordance with Rule 903 of Regulation S or another exemption from the registration requirements of the Securities Act. Accordingly, neither the Placement Agent, its Affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Preferred Stock, and the Placement Agent, its Affiliates and any such persons have complied and will comply with the offering restrictions requirements of Regulation S;

                             (v) the Placement Agent has (A) not offered or sold and will not offer or sell any Preferred Stock to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 (the "Regulations"); (B) complied and will comply with all applicable provisions of the Financial Services Act 1986 and the Regulations with respect to anything done by it in relation to the Preferred Stock in, from or otherwise involving the United Kingdom; and (C) only issued or passed on and will only issue or pass on to any person in the United Kingdom any document received by it in connection with the issue of the Preferred Stock if that person is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 or is a person to whom such document may otherwise lawfully be issued or passed on;

                            (vi)  the  Placement  Agent   understands  that  the
         Preferred Stock have not been and will not be registered under the Securities and Exchange Law of Japan, and represents that it has not offered or sold, and agrees that it will not offer or sell, any Preferred Stock, directly or indirectly in Japan or to any resident of Japan except (A) pursuant to an exemption from the registration requirements of the Securities and Exchange Law of Japan and (B) in compliance with any other applicable requirements of Japanese law; and

                           (vii) the Placement Agent agrees that, at or prior to confirmation of sales of the Preferred Stock, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases any Preferred Stock from it during the restricted period a confirmation or notice to substantially the following effect:

                     "The   Preferred   Stock  covered   hereby  have  not  been
                     registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the Closing Date, except in either case in accordance with Regulation S (or Rule 144A) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

Terms used in this Section 6 have the meanings given to them by Regulation S.

                  7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Placement Agent, and each person, if any, who controls such Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, the Placement Agent, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by the Placement Agent or any such controlling of affiliated person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in either Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Placement Agent furnished to the Company in writing by such Placement Agent through you expressly for use therein.

                  (b) The Placement Agent agrees to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls, or is under common control with or is controlled by the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Placement Agent, but only with reference to information relating to the Placement Agent furnished to the Company in writing by the Placement Agent through you expressly for use in either Memorandum or any amendments or supplements thereto.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or
(ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such reasonable fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated in the case of parties indemnified pursuant to paragraph (a) above and by the Company in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand, from the offering of such Preferred Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Placement Agent on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other hand in connection with the offering of such Preferred Stock shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Preferred Stock (before deducting expenses) received by the Company and the total discounts and commissions received by the Placement Agent in respect thereof bear to the aggregate offering price of such Preferred Stock. The relative fault of the Company on the one hand and of the Placement Agent on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Placement Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Company and the Placement Agent agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, the Placement Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Preferred Stock resold by it in the initial placement of such Preferred Stock were offered to investors exceeds the amount of any damages that the Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (f) The indemnity and contribution provisions contained in this Section 7 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Placement Agent or any person controlling the Placement Agent or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Preferred Stock. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  8. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in your judgment, impracticable to market the Preferred Stock on the terms and in the manner contemplated in the Final Memorandum.

                  9. Miscellaneous. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  If this Agreement shall be terminated by the Placement Agent because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Placement Agent for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by the Placement Agent in connection with this Agreement or the offering contemplated hereunder.

                  This   Agreement   shall  be  governed  by  and  construed  in
accordance with the internal laws of the State of New York.

                  The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                  Please confirm your agreement to the foregoing by signing in the space provided below for that purpose and returning to us a copy hereof, whereupon this Agreement shall constitute a binding agreement between us.

                                                   Very truly yours,

                                                   SILGAN HOLDINGS INC.


                                                   By/s/ Harley Rankin, Jr.
                                                     ----------------------


Agreed, July 17, 1996

Morgan Stanley & Co.
    Incorporated



By/s/ Katina J. Dorton
  --------------------

                                                            SCHEDULE I



                            Significant Subsidiaries


Silgan Corporation
Silgan Plastics Corporation
Silgan Containers Corporation
California - Washington Can Corporation
SCCW Can Corporation